UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21265

Invesco Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

3500 Lacey Road Downers Grove, IL 60515
(Address of principal executive offices) (Zip code)
Daniel E. Draper President 3500 Lacey Road Downers Grove, IL 60515
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

August 31, 2018

EEB	Invesco BRIC ETF
RYJ	Invesco Raymond James SB-1 Equity ETF
WREI	Invesco Wilshire US REIT ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury
[2]	Source: US Federal Reserve

International Equity

Global equity markets delivered positive returns for the fiscal year ended August 31, 2018. That positive performance was despite significant turbulence in late January and early February 2018, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve tightening and then, later in the year, by fears of brewing trade wars. Geopolitical risks and tighter monetary policies overseas were additional headwinds to global equity markets. In spite of these risks, global equities generally rose during the fiscal year.

In Europe, economic growth remained positive amid improving employment, industrial production and consumption trends in many countries. However, European equity markets retrenched in August amid concerns regarding Italy’s budget concerns and contagion fears regarding the Turkish lira. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal year.

Weakness in emerging equity markets during August was broad based. Investors worried about threats to global trade as the US prepared to impose tariffs on an additional $200 billion worth of Chinese imports. While the prospect of a deepening trade dispute pushed Chinese equity markets into negative territory, Latin America was the worst-performing region, with losses in Brazil accentuated by political uncertainties and currency weakness. Economic growth in emerging markets remained relatively strong over the fiscal year. However, volatility increased toward the end of the fiscal year with several markets registering losses.

At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

3

EEB	Manager’s Analysis
Invesco BRIC ETF (EEB)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim BRIC ETF (the “Predecessor Fund”) was reorganized into Invesco BRIC ETF (formerly known as PowerShares BRIC Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BRIC ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called BNY Mellon BRIC Select DR Index (Net) (the “Index”). The Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on U.S. and non-U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The depositary receipts that comprise the Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon (the “Index Provider” or “BNY Mellon”). The Fund will invest at least 90% of its total assets in securities that comprise the Index and in the underlying securities representing ADRs and GDRs that are constituents of the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned (0.10)%. On a net asset value (“NAV”) basis, the Fund returned 0.01%. During the same time period, the Index returned 0.70%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (0.68)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1140 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection as well as the Fund being overweight in the energy sector.

For the fiscal year ended August 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The consumer staples sector was the greatest detractor from the Fund’s return, followed by the financials and consumer discretionary sectors respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included Reliance Industries Ltd. GDR (India), an energy company (portfolio average weight of 3.12%), and CNOOC Ltd. (China), an energy company (portfolio average weight of 1.94%). Positions that detracted most significantly from the Fund’s return during this period included Magnit PJSC GDR (Russia), a consumer staples company (portfolio average weight of 0.72%), and JD.com, Inc., Class A ADR (China), a consumer discretionary company (portfolio average weight of 2.33%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	24.5
Energy	22.0
Financials	16.1
Materials	9.7
Telecommunication Services	7.5
Consumer Discretionary	7.4
Industrials	4.9
Consumer Staples	3.7
Utilities	2.4
Health Care	1.3
Real Estate	0.2
Money Market Funds Plus Other Assets Less Liabilities	0.3

4

Invesco BRIC ETF (EEB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Alibaba Group Holding Ltd. ADR	8.7
Baidu, Inc. ADR	4.1
Reliance Industries Ltd. GDR	4.1
China Mobile Ltd.	3.7
Vale SA ADR	3.3
HDFC Bank Ltd. ADR	3.2
Infosys Ltd. ADR	3.1
Itau Unibanco Holding SA (Preference Shares) ADR	2.6
LUKOIL PJSC ADR	2.6
Gazprom PJSC ADR	2.4
Total	37.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—BNY Mellon BRIC Select DR Index (Net)	0.70%	15.12%	52.58%	5.08%	28.09%	1.19%	12.52%	6.11%	103.00%
MSCI Emerging Markets IndexSM (Net)	(0.68)	11.42	38.32	5.04	27.87	3.45	40.38	5.08	80.69
Fund
NAV Return	0.01	14.25	49.14	4.33	23.58	0.56	5.73	5.34	86.11
Market Price Return	(0.10)	14.27	49.22	4.37	23.86	0.56	5.71	5.34	86.15

5

Invesco BRIC ETF (EEB) (continued)

Predecessor Fund Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through May 18, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76% and the net annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

The Blended—BNY Mellon BRIC Select DR Index (Net) performance is comprised of the performance of the BNY Mellon BRIC Select ADR Index (Net) the Fund’s previous underlying index, prior to the conversion date, October 31, 2013, followed by the performance of the Index, starting from the conversion date through August 31, 2018.

6

RYJ	Manager’s Analysis
Invesco Raymond James SB-1 Equity ETF (RYJ)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) was reorganized into Invesco Raymond James SB-1 Equity ETF (formerly known as PowerShares Raymond James SB-1 Equity Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Raymond James SB-1 Equity ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “Index”). The Index is composed of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the “Index Provider”), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by the Index Provider. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned 25.10%. On a net asset value (“NAV”) basis, the Fund returned 25.16%. During the same time period, the Index returned 25.97%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 20.00%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the materials sector during the fiscal year ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the energy sector.

For the fiscal year ended August 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included Whiting Petroleum Corp., an energy company (portfolio average weight of 0.73%), and Sage Therapeutics, Inc., a health care company (portfolio average weight of 0.66%). Positions that detracted most significantly from the Fund’s return during this period included Paratek Pharmaceuticals Inc., a pharmaceuticals company (no longer held at fiscal year-end), and Newell Brands Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Energy	22.9
Financials	17.9
Information Technology	16.0
Health Care	12.9
Consumer Discretionary	11.3
Industrials	10.5
Real Estate	5.5
Telecommunication Services	2.5
Utilities	0.6
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

7

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
ChemoCentryx, Inc.	0.7
Pandora Media, Inc.	0.7
Malibu Boats, Inc., Class A	0.7
GDS Holdings Ltd. ADR	0.7
Instructure, Inc.	0.7
ServiceNow, Inc.	0.7
Lumentum Holdings, Inc.	0.7
Kosmos Energy Ltd.	0.7
MarineMax, Inc.	0.7
Sage Therapeutics, Inc.	0.7
Total	7.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Raymond James SB-1 Equity Index	25.97%	14.53%	50.24%	12.55%	80.63%	N/A	N/A	N/A	N/A
S&P MidCap 400® Index	20.00	14.84	51.46	13.30	86.69	11.35%	192.93%	10.00%	222.26%
Fund
NAV Return	25.16	13.80	47.39	11.80	74.70	11.19	188.95	9.20	194.90
Market Price Return	25.10	13.82	47.45	11.77	74.40	11.24	190.14	8.89	184.48

8

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Predecessor Fund Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

9

WREI	Manager’s Analysis
Invesco Wilshire US REIT ETF (WREI)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Wilshire US REIT ETF (the “Predecessor Fund”) was reorganized into Invesco Wilshire US REIT ETF (formerly known as PowerShares Wilshire US REIT Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Wilshire US REIT ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the “Index”). The Index is a rules-based index comprised of securities of companies of all categories of market capitalizations (subject to the minimum requirements set forth below), as defined by Wilshire Associates Incorporated (“Wilshire®” or the “Index Provider”). The Index is a subset of the broader Wilshire 5000 Total Market Index and is weighted by float-adjusted market capitalization. It is comprised primarily of real estate investment trusts (“REITs”) and is designed to represent a market-based index that is more reflective of equity real estate positions commonly held by pension funds. To be included in the Index, a security must be issued by a company that, among other things: (i) is both an equity owner and operator of commercial and/or residential real estate, (ii) has a minimum total market capitalization of at least $200 million at the time of its inclusion, and (iii) has at least 75% of the company’s total revenue derived from the ownership and operation of real estate assets as determined by the Index Provider. The Fund will invest at least 90% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned 5.50%. On a net asset value (“NAV”) basis, the Fund returned 6.54%. During the same time period, the Index returned 6.84%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the FTSE NAREIT Equity REIT Index (the “Benchmark Index”) returned 6.01%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. REIT market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection, whereas the Benchmark Index selects and weights stocks based on market capitalization.

The Fund and Benchmark Index were closely matched in the equity REITs industry.

For the fiscal year ended August 31, 2018, the equity REITs industry contributed most significantly to the Fund’s return. The real estate management & development industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included Simon Property Group, Inc., a retail REITs company (portfolio average weight of 7.08%), and Prologis, Inc., an industrial REITs company (portfolio average weight of 4.78%). Positions that detracted most significantly from the Fund’s return during this period included Equinix, Inc., a specialized REITs company (portfolio average weight of 4.73%), and Ventas, Inc., a health care REITs company (portfolio average weight of 2.83%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Residential REITs	19.0
Specialized REITs	17.1
Retail REITs	16.8
Office REITs	15.4
Health Care REITs	11.6
Industrial REITs	9.2
Hotel & Resort REITs	6.9
Diversified REITs	4.0
Real Estate Operating Companies	0.0
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Simon Property Group, Inc.	7.5
Prologis, Inc.	5.6
Equinix, Inc.	4.6
Public Storage	4.4
Digital Realty Trust, Inc.	3.4
AvalonBay Communities, Inc.	3.3
Equity Residential	3.3
Welltower, Inc.	3.3
Ventas, Inc.	2.8
Boston Properties, Inc.	2.7
Total	40.9

10

Invesco Wilshire US REIT ETF (WREI) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Wilshire US Real Estate Investment Trust IndexSM	6.84%	9.25%	30.41%	10.56%	65.23%	11.81%	157.56%
FTSE NAREIT Equity REIT Index	6.01	9.61	31.69	10.42	64.13	11.66	154.61
Fund
NAV Return	6.54	8.81	28.81	10.18	62.37	11.48	151.28
Market Price Return	5.50	7.85	25.45	9.51	57.49	11.14	144.74

Predecessor Fund Inception: March 9, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.32% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

11

Schedule of Investments(a)

Invesco BRIC ETF (EEB)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.7%
	Consumer Discretionary—7.4%
8,425	500.com Ltd., Class A ADR (China)(b)(c)	$109,862
9,809	Bright Scholar Education Holdings Ltd. ADR (China)(c)	118,100
25,645	Ctrip.com International Ltd. ADR (China)(c)	1,004,002
9,596	Huazhu Group Ltd. ADR (China)	330,294
43,406	JD.com, Inc., Class A ADR (China)(c)	1,358,608
62,192	Mahindra & Mahindra Ltd. GDR (India)(d)	833,373
19,436	TAL Education Group ADR (China)(c)	575,305
17,613	Tata Motors Ltd. ADR (India)(c)	326,721
25,010	Tuniu Corp., Class A ADR (China)(b)(c)	187,325
36,152	Vipshop Holdings Ltd., Class A ADR (China)(c)	252,341

		5,095,931

	Consumer Staples—3.7%
264,864	Ambev SA ADR (Brazil)	1,231,618
56,167	BRF SA ADR (Brazil)(c)	280,273
15,594	Cia Brasileira de Distribuicao ADR (Brazil)	311,568
30,823	Lenta Ltd. GDR (Russia)(c)(d)	130,381
25,220	Magnit PJSC GDR (Russia)(d)	372,500
9,919	X5 Retail Group NV GDR (Russia)(d)	226,748

		2,553,088

	Energy—22.0%
1,501,089	China Petroleum & Chemical Corp. (Sinopec), H-Shares (China)	1,508,949
916,883	CNOOC Ltd. (China)	1,621,417
6,724	Gazprom Neft PJSC ADR (Russia)	166,083
370,013	Gazprom PJSC ADR (Russia)	1,631,757
26,260	LUKOIL PJSC ADR (Russia)	1,811,940
6,120	Novatek PJSC GDR (Russia)(d)	1,022,040
1,330,919	PetroChina Co. Ltd., H-Shares (China)	990,275
97,554	Petroleo Brasileiro SA ADR (Brazil)	1,060,412
80,954	Reliance Industries Ltd. GDR (India)(d)	2,801,009
91,044	Rosneft Oil Co. PJSC GDR (Russia)(d)	580,132
81,958	Surgutneftegas PJSC ADR (Russia)	340,945
16,785	Tatneft PJSC ADR (Russia)	1,162,193
32,879	TMK PJSC GDR (Russia)(d)	138,092
35,931	Ultrapar Participacoes SA ADR (Brazil)	367,215

		15,202,459

	Financials—16.1%
24,100	Axis Bank Ltd. GDR (India)(c)(d)	1,097,755
67,531	Banco Bradesco SA ADR (Brazil)(b)	418,692
37,784	Banco Santander Brasil SA ADR (Brazil)	320,408
451,424	China Life Insurance Co. Ltd., H-Shares (China)	1,020,304
21,579	HDFC Bank Ltd. ADR (India)	2,185,305
105,105	ICICI Bank Ltd. ADR (India)	1,012,161
174,177	Itau Unibanco Holding SA (Preference Shares) ADR (Brazil)	1,814,924
7,924	Jupai Holdings Ltd. ADR (China)	107,053
18,419	Qudian, Inc. ADR (China)(c)	109,593
142,867	Sberbank of Russia PJSC ADR (Russia)	1,550,821
23,170	State Bank of India GDR (India)(c)(d)	1,006,737
8,497	TCS Group Holding PLC GDR (Russia)(d)	156,345
228,417	VTB Bank PJSC GDR (Russia)(d)	287,806

		11,087,904

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care—1.3%
3,529	BeiGene Ltd. ADR (China)(c)	$626,503
8,185	Dr Reddy’s Laboratories Ltd. ADR (India)	287,621

		914,124

	Industrials—4.9%
9,250	Azul SA ADR (Brazil)(c)	155,585
14,818	BEST, Inc. ADR (China)(c)	110,246
204,496	China Eastern Airlines Corp. Ltd., H- Shares (China)	130,792
204,083	China Southern Airlines Co. Ltd., H-Shares (China)	134,948
13,401	eHi Car Services Ltd., Class A ADR (China)(c)	167,110
15,521	Embraer SA ADR (Brazil)	297,848
16,913	Globaltrans Investment PLC GDR (Russia)(d)	186,043
26,498	GOL Linhas Aereas Inteligentes SA ADR (Brazil)(b)(c)	146,269
303,909	Guangshen Railway Co. Ltd., H-Shares (China)	132,809
72,085	Larsen & Toubro Ltd. GDR (India)(d)	1,369,615
22,331	Novorossiysk Commercial Sea Port PJSC GDR (Russia)(c)(d)	178,648
21,980	ZTO Express Cayman, Inc. ADR (China)	405,751

		3,415,664

	Information Technology—24.5%
20,314	21Vianet Group, Inc., Class A ADR (China)(c)	198,061
7,029	58.com, Inc., Class A ADR (China)(c)	534,766
34,467	Alibaba Group Holding Ltd. ADR (China)(c)	6,032,070
4,457	Autohome, Inc., Class A ADR (China)	368,193
12,509	Baidu, Inc. ADR (China)(c)	2,833,038
3,119	Baozun, Inc. ADR (China)(b)(c)	166,523
6,716	Bitauto Holdings Ltd. ADR (China)(c)	159,236
9,419	Changyou.com Ltd., Class A ADR (China)	127,062
14,581	Cheetah Mobile, Inc., Class A ADR (China)(c)	145,810
4,419	Daqo New Energy Corp. ADR (China)(b)(c)	157,626
33,694	Fang Holdings Ltd. ADR (China)(c)	103,441
5,821	GDS Holdings Ltd. ADR (China)(c)	222,188
102,527	Infosys Ltd. ADR (India)	2,129,486
14,782	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	194,088
10,027	Mail.Ru Group Ltd. GDR (Russia)(c)(d)	215,580
6,121	Momo, Inc., Class A ADR (China)(c)	283,341
4,646	NetEase, Inc. ADR (China)	918,561
10,535	Qiwi PLC ADR (Russia)	149,597
294,434	Semiconductor Manufacturing International Corp. (China)(c)	347,368
15,669	Sogou, Inc. ADR (China)(b)(c)	128,956
4,340	Weibo Corp., Class A ADR (China)(c)	333,052
92,055	Wipro Ltd. ADR (India)	474,083
4,937	WNS (Holdings) Ltd. ADR (India)(c)	255,885
14,091	Xunlei Ltd. ADR (China)(c)	134,146
3,904	YY, Inc., Class A ADR (China)(c)	298,383

		16,910,540

	Materials—9.7%
407,670	Aluminum Corp. of China Ltd., H-Shares (China)(c)	172,440
9,698	Braskem SA ADR (Brazil)	281,436
78,563	Cia Siderurgica Nacional SA ADR (Brazil)(c)	166,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco BRIC ETF (EEB) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
17,849	En+ Group PLC GDR (Russia)(d)(e)	$86,746
19,851	Fibria Celulose SA ADR (Brazil)	384,911
81,178	Gerdau SA (Preference Shares) ADR (Brazil)	316,594
17,375	Magnitogorsk Iron & Steel Works PJSC GDR (Russia)(d)	165,410
50,298	Mechel PJSC ADR (Russia)(c)	133,793
46,267	MMC Norilsk Nickel PJSC ADR (Russia)	766,181
9,415	Novolipetsk Steel PJSC GDR (Russia)(d)	228,220
13,418	PhosAgro PJSC GDR (Russia)(d)	177,788
5,556	Polyus PJSC GDR (Russia)(d)	180,292
16,882	Severstal PJSC GDR (Russia)(d)	271,800
348,819	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares (China)	204,877
55,230	Tata Steel Ltd. GDR (India)(d)	463,932
172,964	Vale SA ADR (Brazil)	2,283,125
33,672	Vedanta Ltd. ADR (India)	430,328

		6,714,427

	Real Estate—0.2%
61,972	LSR Group PJSC GDR (Russia)(d)	126,423

	Telecommunication Services—7.5%
274,209	China Mobile Ltd. (China)	2,578,275
1,105,460	China Telecom Corp. Ltd., H-Shares (China)	519,709
458,329	China Unicom Hong Kong Ltd. (China)	533,138
20,293	MegaFon PJSC GDR (Russia)(c)(d)	153,212
43,421	Mobile TeleSystems PJSC ADR (Russia)	336,513
26,302	Rostelecom PJSC ADR (Russia)	158,075
54,167	Sistema PJSFC GDR (Russia)(d)	131,084
35,385	Telefonica Brasil SA ADR (Brazil)	349,958
15,555	TIM Participacoes SA ADR (Brazil)	233,947
76,205	VEON Ltd. ADR (Netherlands)	220,995

		5,214,906

	Utilities—2.4%
46,726	Centrais Eletricas Brasileiras SA ADR (Brazil)(c)	184,568
34,821	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	209,274
96,500	Cia Energetica de Minas Gerais ADR (Brazil)	172,735
30,147	Cia Paranaense de Energia ADR (Brazil)	152,242
12,104	GAIL India Ltd. GDR (India)(d)	380,066
400,813	Huaneng Power International, Inc., H- Shares (China)	257,373
9,295	Reliance Infrastructure Ltd. GDR (India)(d)	173,817
164,096	RusHydro PJSC ADR (Russia)	146,045

		1,676,120

	Total Common Stocks & Other Equity Interests (Cost $70,506,699)	68,911,586

Number of Shares		Value
	Money Market Fund—0.1%
57,272	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(f) (Cost $57,272)	$57,272

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $70,563,971)-99.8%	68,968,858

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.3%
886,720	Invesco Government & Agency Portfolio— Institutional Class, 1.85%(f)(g) (Cost $886,720)	886,720

	Total Investments in Securities (Cost $71,450,691)—101.1%	69,855,578
	Other assets less liabilities—(1.1)%	(788,374)

	Net Assets—100.0%	$69,067,204

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $13,141,594, which represented 19.03% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

This Fund has holdings greater than 10% of net assets in the following countries:

China	41.9%
India	22.0%
Russia	19.4%
Brazil	16.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Schedule of Investments(a)

Invesco Raymond James SB-1 Equity ETF (RYJ)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Consumer Discretionary—11.3%
24,439	Aaron’s, Inc.	$1,215,107
15,333	Best Buy Co., Inc.	1,219,893
4,134	Charter Communications, Inc., Class A(b)	1,283,194
35,927	Core-Mark Holding Co., Inc.	1,285,109
27,160	D.R. Horton, Inc.	1,208,892
15,537	Dine Brands Global, Inc.	1,296,097
11,572	Dollar General Corp.	1,246,652
53,733	Ethan Allen Interiors, Inc.	1,195,559
16,078	Hilton Worldwide Holdings, Inc.	1,247,974
26,984	Leggett & Platt, Inc.	1,226,153
23,629	Lennar Corp., Class A	1,220,910
29,462	Malibu Boats, Inc., Class A(b)	1,420,363
58,966	MarineMax, Inc.(b)	1,326,735
47,339	MCBC Holdings, Inc.(b)	1,305,136
3,776	O’Reilly Automotive, Inc.(b)	1,266,546
29,442	Service Corp. International	1,235,386
21,810	Tempur Sealy International, Inc.(b)(c)	1,208,056
105,819	WideOpenWest, Inc.(b)	1,232,791

		22,640,553

	Energy—22.9%
24,540	Andeavor Logistics LP	1,192,153
63,751	Antero Midstream GP LP	1,076,754
39,593	Antero Midstream Partners LP	1,158,887
51,611	Carrizo Oil & Gas, Inc.(b)	1,250,018
9,107	Concho Resources, Inc.(b)	1,249,025
19,069	Continental Resources, Inc.(b)	1,257,601
24,069	Delek US Holdings, Inc.	1,311,760
42,276	Enterprise Products Partners LP	1,209,094
62,551	Green Plains Partners LP	950,775
30,127	Halliburton Co.	1,201,766
100,100	Hi-Crush Partners LP(c)	1,191,190
47,663	Kimbell Royalty Partners LP	1,080,044
67,902	Kinder Morgan, Inc.	1,201,865
146,892	Kosmos Energy Ltd. (Ghana)(b)	1,327,904
59,475	Marathon Oil Corp.	1,279,307
15,475	Marathon Petroleum Corp.	1,273,438
33,215	MPLX LP	1,178,136
192,440	Nabors Industries Ltd.	1,187,355
45,153	Newfield Exploration Co.(b)	1,231,774
114,401	Newpark Resources, Inc.(b)	1,201,210
40,027	Nine Energy Service, Inc.(b)	1,200,009
95,923	Oasis Petroleum, Inc.(b)	1,291,124
43,476	Parsley Energy, Inc., Class A(b)	1,207,329
69,772	Patterson-UTI Energy, Inc.	1,195,194
7,050	Pioneer Natural Resources Co.	1,231,635
45,038	Plains All American Pipeline LP	1,176,393
46,127	Plains GP Holdings LP, Class A	1,189,154
72,082	ProPetro Holding Corp.(b)	1,097,088
126,014	QEP Resources, Inc.(b)	1,256,360
126,270	SRC Energy, Inc.(b)	1,175,574
129,837	Superior Energy Services, Inc.(b)	1,168,533
22,282	Targa Resources Corp.	1,227,070
45,038	Unit Corp.(b)	1,184,049
31,601	Viper Energy Partners LP	1,229,595
25,688	Whiting Petroleum Corp.(b)	1,307,776
60,548	WildHorse Resource Development Corp.(b)	1,316,314
67,349	WPX Energy, Inc.(b)	1,284,345

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
77,000	YPF SA ADR (Argentina)(b)	$1,165,010

		45,912,608

	Financials—17.9%
26,636	Aflac, Inc.	1,231,649
12,474	Allstate Corp. (The)	1,254,510
19,641	Argo Group International Holdings Ltd.	1,251,132
126,916	Bancorp, Inc. (The)(b)	1,272,967
30,267	Bank OZK	1,224,603
105,190	BGC Partners, Inc., Class A	1,306,460
48,036	Business First Bancshares, Inc.	1,243,172
43,024	Cadence BanCorp, Class A	1,215,428
21,327	Chemical Financial Corp.	1,218,198
49,061	ConnectOne Bancorp, Inc.	1,209,354
21,002	E*TRADE Financial Corp.(b)	1,236,178
48,017	FedNat Holding Co.	1,262,847
82,584	Fidus Investment Corp.	1,261,883
55,611	Goldman Sachs BDC, Inc.	1,223,998
65,883	Granite Point Mortgage Trust, Inc. REIT	1,261,001
23,665	Hancock Whitney Corp.	1,219,931
15,614	Kemper Corp.	1,270,199
72,039	Ladder Capital Corp., Class A REIT	1,251,317
14,185	Meta Financial Group, Inc.	1,228,421
11,452	Northern Trust Corp.	1,230,632
56,114	Old Republic International Corp.	1,244,608
30,193	Origin Bancorp, Inc.	1,223,420
24,055	PacWest Bancorp	1,214,537
18,605	Progressive Corp. (The)	1,256,396
3,805	SVB Financial Group(b)	1,228,064
29,469	Union Bankshares Corp.	1,225,910
8,404	Willis Towers Watson PLC	1,237,657
13,545	Wintrust Financial Corp.	1,199,410
22,956	Zions Bancorporation	1,223,325

		35,927,207

	Health Care—12.9%
31,424	Acadia Healthcare Co., Inc.(b)	1,305,039
32,675	Acer Therapeutics, Inc.(b)	1,048,214
21,651	ANI Pharmaceuticals, Inc.(b)	1,260,088
338,213	Antares Pharma, Inc.(b)	1,197,274
4,909	Becton, Dickinson and Co.	1,285,520
36,009	Boston Scientific Corp.(b)	1,280,480
110,528	ChemoCentryx, Inc.(b)	1,456,759
151,038	Cidara Therapeutics, Inc.(b)	641,911
16,794	CVS Health Corp.	1,263,580
17,227	DaVita, Inc.(b)	1,193,659
57,412	Flexion Therapeutics, Inc.(b)(c)	1,314,735
16,814	Gilead Sciences, Inc.	1,273,324
4,131	ICU Medical, Inc.(b)	1,264,086
11,454	Intercept Pharmaceuticals, Inc.(b)	1,280,557
10,021	IQVIA Holdings, Inc.(b)	1,273,569
88,344	RadNet, Inc.(b)	1,223,564
8,033	Sage Therapeutics, Inc.(b)	1,319,501
19,766	Sol-Gel Technologies Ltd. (Israel)(b)	124,328
5,013	Teleflex, Inc.	1,240,367
278,305	Teligent, Inc.(b)(c)	1,124,352
99,698	TG Therapeutics, Inc.(b)	1,266,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
4,761	UnitedHealth Group, Inc.	$1,278,138

		25,915,210

	Industrials—10.5%
19,125	Alaska Air Group, Inc.	1,290,746
32,231	Beacon Roofing Supply, Inc.(b)	1,195,126
45,054	Casella Waste Systems, Inc., Class A(b)	1,278,633
104,043	Construction Partners, Inc., Class A(b)	1,264,122
32,451	Continental Building Products, Inc.(b)	1,210,422
15,161	Copa Holdings SA, Class A (Panama)	1,211,970
70,127	Covanta Holding Corp.	1,237,742
20,435	Fastenal Co.	1,192,587
88,094	Foundation Building Materials, Inc.(b)	1,216,578
14,134	Genesee & Wyoming, Inc., Class A(b)	1,242,237
48,695	GMS, Inc.(b)	1,210,071
10,688	Kansas City Southern	1,239,381
53,571	Knoll, Inc.	1,261,061
19,594	SkyWest, Inc.	1,279,488
27,461	Spirit Airlines, Inc.(b)	1,304,947
8,257	Union Pacific Corp.	1,243,669
15,836	Waste Connections, Inc.	1,257,220

		21,136,000

	Information Technology—16.0%
21,524	Alarm.com Holdings, Inc.(b)	1,211,586
6,979	Alibaba Group Holding Ltd. ADR (China)(b)	1,221,395
29,673	Applied Optoelectronics, Inc.(b)(c)	1,227,275
50,273	ARRIS International PLC(b)	1,302,573
15,734	Arrow Electronics, Inc.(b)	1,219,857
25,509	Avnet, Inc.	1,234,636
25,177	EchoStar Corp., Class A(b)	1,208,496
20,653	Envestnet, Inc.(b)	1,305,270
20,301	FLIR Systems, Inc.	1,273,685
35,637	GDS Holdings Ltd. ADR (China)(b)(c)	1,360,264
33,188	Instructure, Inc.(b)	1,359,049
90,734	Internap Corp.(b)	1,217,650
19,023	Itron, Inc.(b)	1,263,127
19,656	Lumentum Holdings, Inc.(b)	1,334,642
11,594	Microsoft Corp.	1,302,354
78,114	MiX Telematics Ltd. ADR (South Africa)	1,307,628
8,527	Monolithic Power Systems, Inc.	1,277,942
155,739	Pandora Media, Inc.(b)	1,439,028
13,685	RingCentral, Inc., Class A(b)	1,274,758
8,475	salesforce.com, Inc.(b)	1,293,963
6,805	ServiceNow, Inc.(b)	1,336,230
6,498	Spotify Technology SA(b)	1,231,501
21,903	SS&C Technologies Holdings, Inc.	1,299,724
12,840	SYNNEX Corp.	1,245,095
13,096	Worldpay, Inc., Class A(b)	1,275,419

		32,023,147

	Real Estate—5.5%
54,512	American Homes 4 Rent, Class A REIT	1,264,678
25,940	CBRE Group, Inc., Class A(b)	1,266,131
18,562	CyrusOne, Inc. REIT	1,242,912
2,887	Equinix, Inc. REIT	1,259,107
54,226	Invitation Homes, Inc. REIT	1,267,262

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
74,615	Landmark Infrastructure Partners LP	$966,264
63,458	Retail Opportunity Investments Corp. REIT	1,252,661
59,503	Uniti Group, Inc. REIT(b)	1,238,853
35,163	Weyerhaeuser Co. REIT	1,220,508

		10,978,376

	Telecommunication Services—2.5%
102,922	Consolidated Communications Holdings, Inc.	1,215,509
59,963	Iridium Communications, Inc.(b)	1,214,251
113,148	ORBCOMM, Inc.(b)	1,220,867
18,861	T-Mobile US, Inc.(b)	1,245,580

		4,896,207

	Utilities—0.6%
66,806	AquaVenture Holdings Ltd.(b)	1,214,533

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $168,605,520)-100.1%	200,643,841

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.8%
5,669,849	Invesco Government & Agency Portfolio— Institutional Class, 1.85%(d)(e) (Cost $5,669,849)	5,669,849

	Total Investments in Securities (Cost $174,275,369)—102.9%	206,313,690
	Other assets less liabilities—(2.9)%	(5,753,372)

	Net Assets—100.0%	$200,560,318

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments(a)

Invesco Wilshire US REIT ETF (WREI)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Diversified REITs—4.0%
912	American Assets Trust, Inc.	$36,024
2,046	Empire State Realty Trust, Inc., Class A	35,989
5,161	Forest City Realty Trust, Inc., Class A	129,799
2,854	Liberty Property Trust	124,862
528	PS Business Parks, Inc.	68,867
1,519	Washington Real Estate Investment Trust	47,940
2,070	WP Carey, Inc.	137,821

		581,302

	Health Care REITs—11.6%
9,074	HCP, Inc.	245,270
2,418	Healthcare Realty Trust, Inc.	74,861
3,963	Healthcare Trust of America, Inc., Class A	113,223
802	National Health Investors, Inc.	63,559
3,836	Omega Healthcare Investors, Inc.	126,780
3,443	Sabra Health Care REIT, Inc.	81,186
4,590	Senior Housing Properties Trust	87,715
252	Universal Health Realty Income Trust	19,215
6,882	Ventas, Inc.	412,025
7,185	Welltower, Inc.	479,311

		1,703,145

	Hotel & Resort REITs—6.9%
4,449	Apple Hospitality REIT, Inc.	78,525
1,772	Ashford Hospitality Trust, Inc.	11,500
590	Braemar Hotels & Resorts, Inc.	6,815
886	Chatham Lodging Trust	19,005
1,166	Chesapeake Lodging Trust	38,373
3,874	DiamondRock Hospitality Co.	46,333
760	Hersha Hospitality Trust	17,936
3,174	Hospitality Properties Trust	92,014
14,318	Host Hotels & Resorts, Inc.	308,267
2,132	LaSalle Hotel Properties	74,855
1,333	Pebblebrook Hotel Trust	51,467
3,384	RLJ Lodging Trust	74,143
990	Ryman Hospitality Properties, Inc.	87,843
2,022	Summit Hotel Properties, Inc.	27,762
4,358	Sunstone Hotel Investors, Inc.	73,127

		1,007,965

	Industrial REITs—9.2%
6,896	Duke Realty Corp.	196,467
675	EastGroup Properties, Inc.	65,657
2,421	First Industrial Realty Trust, Inc.	78,586
389	Industrial Logistics Properties Trust	9,363
1,530	Monmouth Real Estate Investment Corp.	26,607
12,145	Prologis, Inc.	815,901
1,759	Rexford Industrial Realty, Inc.	57,168
1,878	STAG Industrial, Inc., Class A	54,218
1,081	Terreno Realty Corp.	41,521

		1,345,488

	Office REITs—15.4%
1,989	Alexandria Real Estate Equities, Inc.	255,288
2,981	Boston Properties, Inc.	388,871
3,448	Brandywine Realty Trust	57,788
2,291	Columbia Property Trust, Inc.	55,167
1,973	Corporate Office Properties Trust	60,729
8,117	Cousins Properties, Inc.	75,894

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Office REITs (continued)
3,282	Douglas Emmett, Inc.	$128,195
1,114	Easterly Government Properties, Inc.	22,559
2,346	Equity Commonwealth(b)	75,213
2,071	Franklin Street Properties Corp.	17,748
1,915	Government Properties Income Trust	32,383
1,998	Highwoods Properties, Inc.	99,381
3,026	Hudson Pacific Properties, Inc.	102,400
2,278	JBG SMITH Properties	85,334
1,909	Kilroy Realty Corp.	139,624
1,741	Mack-Cali Realty Corp.	38,023
324	New York REIT, Inc.	6,043
1,008	NorthStar Realty Europe Corp.	13,830
3,855	Paramount Group, Inc.	61,217
2,475	Piedmont Office Realty Trust, Inc., Class A	49,104
1,708	SL Green Realty Corp.	178,315
926	Tier REIT, Inc.	22,076
3,673	Vornado Realty Trust	282,821

		2,248,003

	Real Estate Operating Companies—0.0%
97	Brookfield Property Partners LP (Bermuda)	1,938

	Residential REITs—19.0%
2,640	American Campus Communities, Inc.	110,695
5,702	American Homes 4 Rent, Class A	132,286
3,039	Apartment Investment & Management Co., Class A	133,108
2,669	AvalonBay Communities, Inc.	489,201
1,792	Camden Property Trust	170,348
1,464	Education Realty Trust, Inc.	60,580
1,714	Equity LifeStyle Properties, Inc.	166,052
7,112	Equity Residential	481,838
1,276	Essex Property Trust, Inc.	314,253
2,319	Investors Real Estate Trust	12,639
4,523	Invitation Homes, Inc.	105,703
2,198	Mid-America Apartment Communities, Inc.	227,625
369	NexPoint Residential Trust, Inc.	11,919
1,547	Sun Communities, Inc.	159,619
5,169	UDR, Inc.	206,605

		2,782,471

	Retail REITs—16.8%
1,576	Acadia Realty Trust	44,947
52	Alexander’s, Inc.	18,768
5,849	Brixmor Property Group, Inc.	106,569
3,335	CBL & Associates Properties, Inc.	14,874
1,771	Cedar Realty Trust, Inc.	7,916
3,138	DDR Corp.	43,901
1,414	Federal Realty Investment Trust	184,683
8,207	Kimco Realty Corp.	140,422
1,616	Kite Realty Group Trust	28,248
2,042	Macerich Co. (The)	119,947
1,359	Pennsylvania Real Estate Investment Trust	13,862
1,546	Ramco-Gershenson Properties Trust	21,582
3,272	Regency Centers Corp.	216,050
2,177	Retail Opportunity Investments Corp.	42,974
4,239	Retail Properties of America, Inc., Class A	53,962
243	Saul Centers, Inc.	14,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Wilshire US REIT ETF (WREI) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Retail REITs (continued)
5,982	Simon Property Group, Inc.	$1,094,885
1,823	Tanger Factory Outlet Centers, Inc.	43,861
1,178	Taubman Centers, Inc.	76,111
2,201	Urban Edge Properties	50,315
765	Urstadt Biddle Properties, Inc., Class A	17,404
3,592	Washington Prime Group, Inc.	27,802
2,475	Weingarten Realty Investors	76,552

		2,460,215

	Specialized REITs—17.1%
665	CoreSite Realty Corp.	77,452
3,521	CubeSmart	107,567
1,914	CyrusOne, Inc.	128,161
3,978	Digital Realty Trust, Inc.	494,386
1,535	Equinix, Inc.	669,460
2,436	Extra Space Storage, Inc.	224,624
898	Life Storage, Inc.	87,645
1,090	National Storage Affiliates Trust	30,912
3,029	Public Storage	643,905
721	QTS Realty Trust, Inc., Class A	32,971

		2,497,083

	Total Investments in Securities (Cost $14,433,095)—100.0%	14,627,610
	Other assets less liabilities—(0.0)%	(89)

	Net Assets—100.0%	$14,627,521

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Statements of Assets and Liabilities

August 31, 2018

	Invesco BRIC ETF (EEB)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco Wilshire US REIT ETF (WREI)
Assets:
Unaffiliated investments in securities, at value(a)	$68,911,586	$200,643,841	$14,627,610
Affiliated investments in securities, at value	943,992	5,669,849	—
Cash segregated as collateral	2,064,155	—	—
Receivables:
Investments sold	671,527	285,778	—
Dividends	207,929	131,307	9,042
Shares sold	5,399	466,601	—
Securities lending	4,125	13,271	—
Foreign tax reclaims	—	6,724	—
Other assets	21	—	2

Total Assets	72,808,734	207,217,371	14,636,654

Liabilities:
Due to custodian	500	755,944	—
Payables:
Collateral upon receipt of securities in-kind	2,064,155	—	—
Collateral upon return of securities loaned	886,720	5,669,849	—
Shares repurchased	671,527	—	—
Investments purchased	5,399	29,294	400
Accrued advisory fees	8,378	201,966	8,733
Accrued trustees’ and officer’s fees	4,488	—	—
Accrued expenses	100,363	—	—

Total Liabilities	3,741,530	6,657,053	9,133

Net Assets	$69,067,204	$200,560,318	$14,627,521

Net Assets Consist of:
Shares of beneficial interest	$242,348,092	$216,398,447	$14,607,180
Undistributed net investment income (loss)	1,404,897	(551,569)	—
Undistributed net realized gain (loss)	(173,090,672)	(47,324,881)	(174,174)
Net unrealized appreciation (depreciation)	(1,595,113)	32,038,321	194,515

Net Assets	$69,067,204	$200,560,318	$14,627,521

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,950,800	4,072,822	300,000
Net asset value	$35.40	$49.24	$48.76

Market price	$35.39	$49.19	$47.51

Unaffiliated investments in securities, at cost	$70,506,699	$168,605,520	$14,433,095

Affiliated investments in securities, at cost	$943,992	$5,669,849	$—

(a) Includes securities on loan with an aggregate value of	$859,845	$5,577,444	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Statements of Operations

For the year ended August 31, 2018

	Invesco BRIC ETF (EEB)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco Wilshire US REIT ETF (WREI)
Investment Income:
Unaffiliated dividend income	$1,970,211	$2,192,470	$490,522
Affiliated dividend income	190	117	36
Securities lending income	101,143	302,578	753

Total Income	2,071,544	2,495,165	491,311

Expenses:
Advisory fees	390,986	1,345,917	50,676
Custodian & transfer agent fees	67,712	—	—
Sub-licensing fees	35,374	—	—
Professional fees	31,619	—	—
Accounting & administration fees	30,594	—	—
Printing	14,853	—	—
Trustees’ and officer’s fees	10,732	—	—
Listing fee and expenses	5,110	—	—
Intraday valuation fees	4,015	—	—
Insurance	1,301	—	—
Other	391	—	—

Total Expenses	592,687	1,345,917	50,676

Less: Waivers	(67,581)	(12)	(3)

Net Expenses	525,106	1,345,905	50,673

Net Investment Income	1,546,438	1,149,260	440,638

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(8,137,259)	(9,820,039)	20,497
In-kind redemptions	7,203,835	34,177,825	581,706
Foreign currencies	591	—	—

Net realized gain (loss)	(932,833)	24,357,786	602,203

Net change in unrealized appreciation (depreciation) on investment securities	440,634	17,075,286	(285,836)

Net realized and unrealized gain (loss)	(492,199)	41,433,072	316,367

Net increase in net assets resulting from operations	$1,054,239	$42,582,332	$757,005

* Foreign taxes withheld	188,145	1,408	—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	Invesco BRIC ETF (EEB)		Invesco Raymond James SB-1 Equity ETF (RYJ)		Invesco Wilshire US REIT ETF (WREI)
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$1,546,438	$1,338,868	$1,149,260	$564,317	$440,638	$517,581
Net realized gain (loss)	(932,833)	(10,451,107)	24,357,786	24,322,348	602,203	1,730,194
Net change in unrealized appreciation (depreciation)	440,634	28,431,956	17,075,286	(6,053,102)	(285,836)	(2,775,574)

Net increase in net assets resulting from operations	1,054,239	19,319,717	42,582,332	18,833,563	757,005	(527,799)

Distributions to Shareholders from:
Net investment income	(1,588,508)	(1,048,634)	—	(2,566,671)	(535,689)	(617,370)
Net realized gains	—	—	—	—	(16,360)	(199,305)
Return of capital	—	—	—	(331,196)	—	—

Total distributions to shareholders	(1,588,508)	(1,048,634)	—	(2,897,867)	(552,049)	(816,675)

Shareholder Transactions:
Proceeds from shares sold	7,466,289	4,620,024	81,954,730	68,210,447	—	9,532,773
Value of shares repurchased	(24,294,005)	(10,941,555)	(109,778,150)	(79,129,012)	(6,852,143)	(9,519,183)

Net decrease in net assets resulting from shares transactions	(16,827,716)	(6,321,531)	(27,823,420)	(10,918,565)	(6,852,143)	13,590

Increase (Decrease) in Net Assets	(17,361,985)	11,949,552	14,758,912	5,017,131	(6,647,187)	(1,330,884)

Net Assets:
Beginning of year	86,429,189	74,479,637	185,801,406	180,784,275	21,274,708	22,605,592

End of year	$69,067,204	$86,429,189	$200,560,318	$185,801,406	$14,627,521	$21,274,708

Undistributed net investment income (loss) at end of year	$1,404,897	$1,341,398	$(551,569)	$346,187	$—	$—

Changes in Shares Outstanding:
Shares sold	200,000	150,000	1,800,000	1,750,000	—	200,000
Shares repurchased	(650,000)	(350,000)	(2,450,000)	(2,050,000)	(150,000)	(200,000)
Shares outstanding, beginning of year	2,400,800	2,600,800	4,722,822	5,022,822	450,000	450,000

Shares outstanding, end of year	1,950,800	2,400,800	4,072,822	4,722,822	300,000	450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Financial Highlights

Invesco BRIC ETF (EEB)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$36.00	$28.64	$24.97	$37.98	$31.99
Income from investment operations:
Net investment income(a)	0.66	0.53	0.36	0.56	0.75
Net gain (loss) on investments (realized and unrealized)	(0.62)	7.24	3.79	(12.54)	6.10
Total from investment operations	0.04	7.77	4.15	(11.98)	6.85
Less distributions from:
Net investment income	(0.64)	(0.41)	(0.48)	(1.03)	(0.86)
Net asset value, end of year	$35.40	$36.00	$28.64	$24.97	$37.98
Market price, end of year	$35.39 (b)	$36.03	$28.54	$24.95	$37.84
Net asset value Total Return(c)	0.01%	27.49%	16.97%	(31.90)%	21.68%
Market Price Total Return(c)	(0.10%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$69,067	$86,429	$74,480	$86,177	$180,427
Ratio to average net assets of:
Expenses, after waivers	0.59%	0.64%	0.64%	0.64%	0.64%
Expenses, prior to waivers	0.67%	0.75%	0.78%	0.70%	0.66%
Net investment income, after waivers	1.75%	1.69%	1.41%	1.81%	2.17%
Portfolio turnover rate(d)	39%	41%	24%	24%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Financial Highlights (continued)

Invesco Raymond James SB-1 Equity ETF (RYJ)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$39.34	$35.99	$34.24	$35.26	$29.06
Income from investment operations:
Net investment income(a)	0.27	0.12	0.29	0.21	0.12
Net gain (loss) on investments (realized and unrealized)	9.63	3.82	1.76	(1.14)	6.19
Total from investment operations	9.90	3.94	2.05	(0.93)	6.31
Less distributions from:
Net investment income	—	(0.52)	(0.30)	(0.09)	(0.11)
Return of capital	—	(0.07)	—	—	—
Total distributions to shareholders	—	(0.59)	(0.30)	(0.09)	(0.11)
Net asset value, end of year	$49.24	$39.34	$35.99	$34.24	$35.26
Market price, end of year	$49.19 (b)	$39.32	$36.01	$34.19	$35.28
Net asset value Total Return(c)	25.16%	11.00%	6.08%	(2.64)%	21.75%
Market Price Total Return(c)	25.10%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$200,560	$185,801	$180,784	$240,495	$267,054
Ratio to average net assets of:
Expenses, after waivers	0.71%	0.75%	0.75%	0.75%	0.76%
Expenses, prior to waivers	0.71%	0.75%	0.75%	0.75%	0.76%
Net investment income, after waivers	0.60%	0.30%	0.87%	0.59%	0.36%
Portfolio turnover rate(d)	82%	90%	118%	95%	114%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Financial Highlights (continued)

Wilshire US REIT ETF (WREI)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$47.28	$50.23	$42.06	$42.69	$35.53
Income from investment operations:
Net investment income(a)	1.28	1.08	1.82	1.50	1.34
Net gain (loss) on investments (realized and unrealized)	1.70	(2.29)	8.04	(0.79)	7.04
Total from investment operations	2.98	(1.21)	9.86	0.71	8.38
Less distributions from:
Net investment income	(1.46)	(1.30)	(1.56)	(1.19)	(1.21)
Capital gains	(0.04)	(0.44)	(0.13)	(0.15)	(0.01)
Total distributions to shareholders	$(1.50)	(1.74)	(1.69)	(1.34)	(1.22)
Net asset value, end of year	$48.76	$47.28	$50.23	$42.06	$42.69
Market price, end of year	$47.51 (b)	$46.53	$50.30	$42.08	$42.59
Net asset value Total Return(c)	6.54%	(2.36)%	23.85%	1.60%	24.08%
Market Price Total Return(c)	5.50%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$14,628	$21,275	$22,606	$14,722	$19,211
Ratio to average net assets of:
Expenses, after waivers	0.32%	0.32%	0.32%	0.32%	0.33%
Expenses, prior to waivers	0.32%	0.32%	0.32%	0.32%	0.33%
Net investment income, after waivers	2.78%	2.30%	3.93%	3.36%	3.46%
Portfolio turnover rate(d)	10%	10%	11%	11%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

August 31, 2018

Note 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust, was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco BRIC ETF	Guggenheim BRIC ETF	“BRIC ETF”
Invesco Raymond James SB-1 Equity ETF	Guggenheim Raymond James SB-1 Equity ETF	“Raymond James SB-1 Equity ETF”
Invesco Wilshire US REIT ETF	Wilshire US REIT ETF	“Wilshire US REIT ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust (each a “Predecessor Fund”) after the close of business on May 18, 2018 (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on May 18, 2018 is that of the Predecessor Fund.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BRIC ETF	BNY Mellon BRIC Select DR Index
Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity index
Wilshire US REIT ETF	Wilshire US Real Estate Investment Trust IndexSM

Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

24

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for each Fund because it invests in non-U.S. securities, which may have lower trading volumes.

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Equity Securities Risk. Each Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in each Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which each Fund has investment exposure.

Tracking Error Risk. The performance of each Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. Each Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease each Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, each Fund may use a representative sampling approach, which may cause each Fund’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, each Fund may be unable to invest in certain securities included in its Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), each Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, each Fund may sell certain securities, and such sale may cause each Fund to realize a loss and, thus, each Fund’s performance to deviate from the performance of the Underlying Index. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Underlying Index.

Industry Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Micro-Capitalization Securities Risk. For Raymond James SB-1 Equity ETF and Wilshire US REIT ETF, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Small- and Mid-Capitalization Securities Risk. Small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Passive Management Risk. Each Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, each Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Emerging Markets Risk. For BRIC ETF, the risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries

26

have far lower trading volumes and less liquidity then developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

REIT Risk. For Raymond James SB-1 Equity ETF and Wilshire US REIT ETF, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Investment in Investment Companies Risk. For Raymond James SB-1 Equity ETF, investing in other investment companies, including exchange-traded funds (“ETFs”), business development companies and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Depositary Receipt Risk. Each of BRIC ETF and Raymond James SB-1 Equity ETF may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Foreign Securities and Currency Risk. For BRIC ETF, foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your shares. As a result, trading spreads and the resulting premium or discount on the shares may widen, and, therefore, increase the difference between the market price of the shares and the NAV of such shares. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The

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investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

G. Dividends and Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
BRIC ETF	Annually
Raymond James SB-1 Equity ETF	Annually
Wilshire US REIT ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

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The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

I. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

BRIC ETF is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

Raymond James SB-1 Equity ETF and Wilshire US REIT ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, BRIC ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets. During the period April 6, 2018 through the Reorganization, pursuant to an Interim Investment Advisory Agreement, GFIA did not receive any advisory fee from BRIC ETF.

Effective as of the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of BRIC ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year through at least May 18, 2020. Neither the Advisor nor the Fund can discontinue the agreement prior to its expiration.

Prior to the Reorganization, GFIA limited expenses for BRIC ETF to the same expense cap as noted above. Further, the Adviser agrees to reimburse BRIC ETF in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.64% through at least May 18, 2020.

Pursuant to another Investment Advisory Agreement, Raymond James SB-1 Equity ETF and Wilshire US REIT ETF accrue daily and pay monthly to the Adviser, as compensation for its services, an annual unitary management fee equal to 0.75% and 0.32%, respectively of their average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Raymond James SB-1 Equity ETF and Wilshire US REIT ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. During the period April 6, 2018 through the Reorganization,

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pursuant to an Interim Investment Advisory Agreement, Raymond James SB-1 Equity EFT and Wilshire US REIT ETF paid GFIA a reduced unitary fee equal to each Fund’s expenses paid by GFIA.

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

The Adviser also has agreed to waive a portion of the unitary management fee for Raymond James SB-1 Equity ETF and Wilshire US REIT ETF through at least May 18, 2020 to prevent the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) of Raymond James SB-1 Equity ETF and Wilshire US REIT ETF from exceeding 0.75% and 0.32%, respectively. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period September 1, 2017 to May 18, 2018, GFIA waived fees and/or paid Fund expenses for each Predecessor Fund and for the period after the close of business on May 18, 2018 to August 31, 2018, the Adviser waived fees in the following amounts:

Fund	Period after the close of business May 18, 2018 to August 31, 2018	Period September 1, 2017 to May 18, 2018
BRIC ETF	$35,321	$32,260
Raymond James SB-1 Equity ETF	12	—
Wilshire US REIT ETF	3	—

The fees waived and/or expenses borne by the Adviser for BRIC ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

The amounts available for potential recapture by the Adviser for BRIC ETF and the expiration schedule at August 31, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
Fund		8/31/19	8/31/20	8/31/21
BRIC ETF	$35,300	$—	$—	$35,300

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with the following entities (each a “Licensor”):

Fund	Licensor
BRIC ETF	The Bank of New York Corporation
Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

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Note 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of August 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended August 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Invesco BRIC ETF
Investments In Securities
Common Stocks & Other Equity Interests	$68,824,840	$—	$86,746	$68,911,586
Money Market Funds	943,992	—	—	943,992

Total Investments	$69,768,832	$—	$86,746	$69,855,578

Note 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid during the Fiscal Years ended August 31, 2018 and 2017:

	2018		2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gain	Return of Capital
BRIC ETF	$1,588,508	$—	$1,048,634	$—	$—
Raymond James SB-1 Equity ETF	—	—	2,566,671	—	331,196
Wilshire US REIT ETF	531,180	20,869	578,071	238,604	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
BRIC ETF	$1,507,045	$—	$(2,734,942)	$(172,052,991)	$242,348,092	$69,067,204
Raymond James SB-1 Equity ETF	1,549,940	(2,029,224)	25,002,468	(40,361,313)	216,398,447	200,560,318
Wilshire US REIT ETF	—	—	20,341	—	14,607,180	14,627,521

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards for each Fund as of August 31, 2018:

		Post-effective/no expiration
	Expires in 2019	Short-Term	Long-Term	Total*
BRIC ETF	$8,921,151	$926,938	$162,204,902	$172,052,991
Raymond James SB-1 Equity ETF	2,213,777	27,300,717	10,846,819	40,361,313
Wilshire US REIT ETF	—	—	—	—

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6—Securities Lending

During the fiscal year ended August 31, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 7—Investment Transactions

For the fiscal year ended August 31, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
BRIC ETF	$33,842,595	$33,822,627
Raymond James SB-1 Equity ETF	162,290,749	154,955,048
Wilshire US REIT ETF	1,766,174	1,640,491

For the fiscal year ended August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BRIC ETF	$7,458,991	$24,278,592
Raymond James SB-1 Equity ETF	81,712,207	114,181,159
Wilshire US REIT ETF	—	6,814,630

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BRIC ETF	$12,055,992	$(14,790,934)	$(2,734,942)	$72,590,520
Raymond James SB-1 Equity ETF	35,886,763	(10,884,295)	25,002,468	181,311,222
Wilshire US REIT ETF	964,620	(944,279)	20,341	14,607,269

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Note 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the fiscal year ended August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BRIC ETF	$105,569	$99,103,764	$(99,209,333)
Raymond James SB-1 Equity ETF	(2,047,016)	(7,242,643)	9,289,659
Wilshire US REIT ETF	95,051	(434,404)	339,353

Note 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by each Fund to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Raymond James SB-1 Equity ETF and Wilshire US REIT ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10—Capital

Shares are issued and redeemed by the Funds only in Creation Units of 50,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participating Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11—Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BRIC ETF, Invesco Raymond James SB-1 Equity ETF and Invesco Wilshire US REIT ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BRIC ETF, Invesco Raymond James SB-1 Equity ETF and Invesco Wilshire US REIT ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco BRIC ETF (Predecessor Fund Guggenheim BRIC ETF), Invesco Raymond James SB-1 Equity ETF (Predecessor Fund Guggenheim Raymond James SB-1 Equity ETF) and Invesco Wilshire US REIT ETF (Predecessor Fund Wilshire US REIT ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the Funds’ current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Funds’ current fiscal year.

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

35

Fees and Expenses

As a shareholder of Invesco BRIC ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco Raymond James SB-1 Equity ETF and Invesco Wilshire US REIT ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder of the Invesco Raymond James SB-1 Equity ETF and Invesco Wilshire US REIT ETF may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BRIC ETF (EEB)
Actual	$1,000.00	$892.20	0.54%	$2.58
Hypothetical (5% return before expenses)	1,000.00	$1,022.48	0.54%	$2.75
Invesco Raymond James SB-1 Equity ETF (RYJ)
Actual	1,000.00	$1,147.00	0.66%	$3.57
Hypothetical (5% return before expenses)	1,000.00	$1,021.88	0.66%	$3.36
Invesco Wilshire US REIT ETF (WREI)
Actual	1,000.00	$1,180.80	0.32%	$1.76
Hypothetical (5% return before expenses)	1,000.00	$1,023.59	0.32%	$1.63

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

36

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco BRIC ETF	65%	0%
Invesco Raymond James SB-1 Equity ETF	0%	0%
Invesco Wilshire US REIT ETF	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco BRIC ETF intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Gross Foreign Income	Foreign Taxes Paid
$2,003,041	$187,214

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Proxy Results

Special Meetings (“Meetings”) of Shareholders of Guggenheim BRIC ETF and Wilshire US REIT ETF were held on Tuesday, April 10, 2018. The Meetings were held for the following purpose:

(1)

Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim BRIC ETF into PowerShares BRIC Portfolio (now known as the Invesco BRIC ETF); and Wilshire US REIT ETF into PowerShares Wilshire US REIT Portfolio (now known as Invesco Wilshire US REIT ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim BRIC ETF	1,045,317	23,927	238,107	N/A
Wilshire US REIT ETF	148,974	7,786	49,396	N/A

A Special Meeting of Shareholders of Guggenheim Raymond James SB-1 Equity ETF was held on Tuesday, May 1, 2018. The Meeting was held for the following purpose:

(1)

Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Raymond James SB-1 Equity ETF into PowerShares Raymond James SB-1 Equity Portfolio (now known as the Invesco Raymond James SB-1 Equity ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim Raymond James SB-1 Equity ETF	2,070,213	40,659	175,885	N/A

38

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

41

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012- Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

44

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares BRIC Portfolio

PowerShares Insider Sentiment Portfolio

PowerShares Zacks Mid-Cap Portfolio

PowerShares Zacks Multi-Asset Income Portfolio

PowerShares S&P Spin-Off Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed advisory fee and net expense ratio for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the advisory fee and net expense ratio, that would be reorganized into the Fund (a “Reorganization”) in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees also considered fee and expense data on Adviser-identified selected peers. The Trustees noted that the proposed annual advisory fee to be charged to each Fund is 0.50% of the average daily net assets for each Fund.

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or reimburse Fund expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets as set forth in the table below, excluding interest expenses, brokerage commissions and other

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

45

Board Considerations Regarding Approval of Investment Advisory Agreement for (continued)

trading expenses, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, through the later of two years from the closing date of the Reorganization or December 31, 2020.

Fund	Fee Waiver
PowerShares BRIC Portfolio	0.64%
PowerShares Insider Sentiment Portfolio	0.60%
PowerShares S&P Spin-Off Portfolio	0.64%
PowerShares Zacks Mid-Cap Portfolio	0.65%
PowerShares Zacks Multi-Asset Income Portfolio	0.65%

The Trustees noted each Fund’s proposed contractual advisory fee as compared to the median net advisory fees of its peer groups and select peer group, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
PowerShares BRIC Portfolio	Lower than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (2)
PowerShares Insider Sentiment Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Lower than median (4)
PowerShares S&P Spin-Off Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (1)
PowerShares Zacks Mid-Cap Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (2)
PowerShares Zacks Multi-Asset Income Portfolio	Higher than median (11)	Higher than median (9)	Lower than median (99)	Higher than median (2)

The Trustees also noted each Fund’s net expense ratio as compared to the median net expense ratios of its peer groups and select peer group, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
PowerShares BRIC Portfolio	Higher than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (2)
PowerShares Insider Sentiment Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Lower than median (4)
PowerShares S&P Spin-Off Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (1)
PowerShares Zacks Mid-Cap Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	Higher than median (2)
PowerShares Zacks Multi-Asset Income Portfolio	Higher than median (11)	Higher than median (9)	Lower than median (99)	Higher than median (2)

The Trustees considered each Fund’s proposed contractual advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the contractual advisory fee to be charged to each Fund and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the contractual advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

46

Board Considerations Regarding Approval of Investment Advisory Agreement for (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

47

Board Considerations Regarding Approval of Investment Advisory Agreement for (continued)

PowerShares Dow Jones Industrial Average Dividend Portfolio

PowerShares Raymond James SB-1 Equity Portfolio

PowerShares Wilshire Micro-Cap Portfolio

PowerShares Wilshire US REIT Portfolio

PowerShares S&P 100® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio

PowerShares S&P 500® Equal Weight Consumer Staples Portfolio

PowerShares S&P 500® Equal Weight Energy Portfolio

PowerShares S&P 500® Equal Weight Portfolio

PowerShares S&P 500® Equal Weight Financials Portfolio

PowerShares S&P 500® Equal Weight Health Care Portfolio

PowerShares S&P 500® Equal Weight Industrials Portfolio

PowerShares S&P 500® Equal Weight Materials Portfolio

PowerShares S&P 500® Equal Weight Real Estate Portfolio

PowerShares S&P 500® Equal Weight Technology Portfolio

PowerShares S&P 500® Equal Weight Utilities Portfolio

PowerShares S&P 500® Pure Growth Portfolio

PowerShares S&P 500® Pure Value Portfolio

PowerShares S&P 500® Top 50 Portfolio

PowerShares S&P MidCap 400® Equal Weight Portfolio

PowerShares S&P MidCap 400® Pure Growth Portfolio

PowerShares S&P MidCap 400® Pure Value Portfolio

PowerShares S&P SmallCap 600® Equal Weight Portfolio

PowerShares S&P SmallCap 600® Pure Growth Portfolio

PowerShares S&P SmallCap 600® Pure Value Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

48

Board Considerations Regarding Approval of Investment Advisory Agreement for (continued)

ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares S&P 500® Equal Weight Utilities Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[1]
PowerShares Dow Jones Industrial Average Dividend Portfolio	Lower than median (24)	Lower than median (4)	Lower than median (136)	Lower than median (4)
PowerShares Raymond James SB-1 Equity Portfolio	Higher than median (13)	Higher than median (23)	Lower than median (93)	N/A
PowerShares Wilshire Micro-Cap Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	Lower than median (2)
PowerShares Wilshire US REIT Portfolio	Lower than median (14)	Higher than median (3)	Lower than median (65)	Higher than median (5)
PowerShares S&P 100® Equal Weight Portfolio	Higher than median (28)	Lower than median (23)	Lower than median (199)	Lower than median (1)
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	Same as median (10)	Higher than median (1)	Lower than median (8)	Lower than median (2)
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	Lower than median (10)	Higher than median (1)	Lower than median (7)	Lower than median (2)
PowerShares S&P 500® Equal Weight Energy Portfolio	Lower than median (17)	Higher than median (1)	Lower than median (19)	Lower than median (2)
PowerShares S&P 500® Equal Weight Portfolio	Lower than median (33)	Lower than median (20)	Lower than median (196)	Lower than median (1)
PowerShares S&P 500® Equal Weight Financials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (23)	Lower than median (3)
PowerShares S&P 500® Equal Weight Health Care Portfolio	Lower than median (23)	Higher than median (1)	Lower than median (22)	Lower than median (2)
PowerShares S&P 500® Equal Weight Industrials Portfolio	Lower than median (20)	Higher than median (1)	Lower than median (10)	Lower than median (2)
PowerShares S&P 500® Equal Weight Materials Portfolio	Lower than median (18)	Higher than median (1)	Lower than median (3)	Lower than median (2)
PowerShares S&P 500® Equal Weight Real Estate Portfolio	Higher than median (14)	Higher than median (3)	Lower than median (65)	N/A
PowerShares S&P 500® Equal Weight Technology Portfolio	Lower than median (26)	Higher than median (2)	Lower than median (34)	Lower than median (2)
PowerShares S&P 500® Equal Weight Utilities Portfolio	Lower than median (7)	Lower than median (2)	Lower than median (12)	Lower than median (2)
PowerShares S&P 500® Pure Growth Portfolio	Lower than median (10)	Lower than median (8)	Lower than median (143)	Lower than median (1)
PowerShares S&P 500® Pure Value Portfolio	Same as median (12)	Lower than median (9)	Lower than median (99)	Lower than median (3)
PowerShares S&P 500® Top 50 Portfolio	Same as median (28)	Lower than median (23)	Lower than median (199)	Higher than median (2)
PowerShares S&P MidCap 400® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P MidCap 400® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)

49

Board Considerations Regarding Approval of Investment Advisory Agreement for (continued)

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[1]
PowerShares S&P MidCap 400® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)
PowerShares S&P SmallCap 600® Equal Weight Portfolio	Higher than median (23)	Higher than median (29)	Lower than median (268)	N/A
PowerShares S&P SmallCap 600® Pure Growth Portfolio	Higher than median (12)	Lower than median (6)	Lower than median (147)	Lower than median (1)
PowerShares S&P SmallCap 600® Pure Value Portfolio	Higher than median (15)	Lower than median (9)	Lower than median (88)	Lower than median (1)

[1]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

50

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST-1-AR-4	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the series of the Registrant with a fiscal year end of August 31, 2018 aggregate fees for services rendered to these series as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018

Audit Fees	$ 36,720
Audit-Related Fees	$ 0
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 36,720

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last fiscal year as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to pre-approved.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000
Tax Fees	$ 0
All Other Fees	$0
Total Fees	$ 662,000

(1)	Audit-Related fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization.

(e) (1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:         June 26, 2009

Amended:      June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

PwC billed Invesco and Affiliates additional aggregate fees of $2,211,000 for the fiscal year ended August 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $2,873,000 for the fiscal year ended August 31, 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule#2-01(f)(14) of Regulation S-X, of approximately $25 million and non-audit services of approximately $16 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications , PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Change in Registrant’s Independent Public Accountant–attached as Exhibit 99.ACCT

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust

By:/s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date:	11/07/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date:	11/07/2018

By:/s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date:	11/07/2018